UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2005

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in charter)

Bermuda (State of Incorporation)	1-31339 (Commission File No.)	98-0371344 (I.R.S. Employer Identification No.)

515 Post Oak Boulevard Suite 600 Houston, Texas (Address of Principal Executive Offices)		77027 (Zip Code)

Registrant’s telephone number, including area code: (713) 693-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 4

Item 2.02.  Results of Operations and Financial Condition

On February 7, 2005, we issued a news release announcing fourth quarter results for the period ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1.

On February 7, 2005, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:00 a.m. eastern, 9:00 a.m. central, regarding the fourth quarter results. This scheduled conference call was previously announced on January 11, 2005 and will be available via real-time webcast. To access the call please contact the conference call operator at 800-901-5259, or 617-786-4514 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford Conference Call. The password is “Weatherford.” A replay will be available until 5:00 p.m. central, February 14, 2005. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 31521559. In addition, an enhanced webcast of the conference call and replay will be available on our website at www.weatherford.com. To access the conference call and replay, click on the Investor Relations Link under “Corporate” and then click on the Enhanced Audio Webcast link.

Item 7.01. Regulation FD Disclosure

On February 7, 2005, we issued a news release announcing fourth quarter results for the period ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibit

(c)	Exhibit

99.1	Press release dated February 7, 2005 announcing earnings for the quarter ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated: February 7, 2005	/s/ Lisa W. Rodriguez
Lisa W. Rodriguez
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit

99.1	Press release dated February 7, 2005 announcing earnings for the quarter ended December 31, 2004.